Exhibit 10.34

EXECUTION VERSION

CHESAPEAKE ENERGY CORPORATION

Dealer Manager Agreement

New York, New York
August 18, 2022

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Cowen and Company, LLC
599 Lexington Avenue
New York, New York 10022

Intrepid Partners, LLC
1201 Louisiana Street, Suite 600
Houston, Texas 77002

Ladies and Gentlemen:

Chesapeake Energy Corporation, an Oklahoma corporation (the “Company”), plans to commence offers (each as described in the Prospectus defined below, each, an “Exchange Offer” and collectively, the “Exchange Offers”) pursuant to which the Company will offer to the holders of its outstanding (i) Class A Warrants (the “Class A Warrants”) to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (ii) Class B Warrants to purchase shares of Common Stock (the “Class B Warrants”) and (iii) Class C Warrants to purchase shares of Common Stock (together with the Class A Warrants and Class B Warrants, the “Warrants”), the opportunity to receive a number of shares (the “Shares”) of Common Stock determined as set forth in the Exchange Offer Material (as defined below), in exchange for each of the applicable Warrants tendered by a holder thereof and exchanged upon the terms and subject to the conditions set forth in the Exchange Offer Material. The Company has caused the Exchange Offer Material to be prepared and furnished to you on or prior to the date hereof for use in connection with the Exchange Offers. Certain capitalized terms used herein are defined in Section 19 of this Agreement.

Any reference herein to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 11 of Form S-4 which were filed under the Exchange Act on or before the filing of the Pre-Effective Registration Statement, the effective date of the Registration Statement (the “Effective Date”) or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the initial filing of the Pre-Effective Registration Statement, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

1.             Appointment as Dealer Manager, Fees and Expenses.

(a)               The Company hereby engages each of Citigroup Global Markets Inc., Cowen and Company, LLC and Intrepid Partners, LLC to act, severally and not jointly, as the exclusive dealer managers for the Exchange Offers (each, a “Dealer Manager” and together, the “Dealer Managers”). Each Dealer Manager may perform the services contemplated hereby in conjunction with their Affiliates, and any Affiliates of any Dealer Manager performing services hereunder shall be entitled to the benefits and be subject to the terms, limitations and conditions of this Agreement. As Dealer Manager, each of you agrees, in accordance with your respective firm’s customary practices, to perform in connection with the Exchange Offers those services as are customarily performed by investment banking firms acting as dealer managers of exchange offers of a like nature, including without limitation, using commercially reasonable efforts to solicit tenders of the Warrants pursuant to the Exchange Offers, communicating with brokers, dealers, commercial banks, trust companies and other holders of the Warrants with respect to the Exchange Offers and assisting in the distribution of the Exchange Offer Material.

(b)               Other than the references to the Dealer Managers in the Exchange Offer Material, the Company agrees that it will not file, use or publish any material in connection with the Exchange Offers, use the name Citigroup Global Markets Inc., Cowen and Company, LLC or Intrepid Partners, LLC (or any related names of any of the foregoing), or the names of any of their respective affiliates, or refer to any of the Dealer Managers or their relationships with the Company in any such material, unless the Company has furnished a copy of such material to each Dealer Manager for its review prior to filing, use or publication and will not file, use or publish any such material to which any Dealer Manager reasonably objects. There shall be no fee for any such permitted use or reference other than as set forth herein.

2.             Compensation.

(a)               The Company agrees to pay to the Dealer Managers an aggregate fee (the “Fee”), with respect to each Exchange Offer, equal to 25 basis points, multiplied by the product of (a) the number of Warrants tendered and accepted by the Company for exchange in the applicable Exchange Offer, (b) the Class A Warrant Entitlement, the Class B Warrant Entitlement or the Class C Warrant Entitlement (each as defined in the Schedule TO), as applicable, and (c) the closing price of the Common Stock reported on The Nasdaq Stock Market LLC on the Expiration Date of the applicable Exchange Offer. Of the aggregate Fee payable for each Exchange Offer, the Company shall pay 50% to Citigroup Global Markets Inc., 25% to Cowen and Company LLC and 25% to Intrepid Partners, LLC.

(b)               Unless this Agreement has been terminated by the Company pursuant to Section 9(a)(ii), the Company shall promptly reimburse the Dealer Managers, without regard to consummation of any of the Exchange Offers, on demand for the Dealer Managers’ reasonable out-of-pocket expenses that shall have been reasonably incurred by them in connection with preparing for and performing their functions as Dealer Manager in accordance with this Agreement, including the reasonable fees, costs and out-of-pocket expenses of counsel for its representation of the Dealer Managers in connection therewith.

3.             Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Dealer Managers that:

(a)               The Company has prepared and filed with the Commission the Schedule TO and a registration statement on Form S-4, including a related preliminary prospectus/offers to exchange, for registration under the Act of the offering and sale of the Shares in connection with the Exchange Offers. Following the effectiveness of the Registration Statement, the Company will file with the Commission a final prospectus in accordance with Rule 424(b) if required by Commission rules. As filed, such preliminary prospectus, Schedule TO and final prospectus shall contain all information required by the Act and the Exchange Act and the rules and regulations of the Commission thereunder.

(b)               (i) The Pre-Effective Registration Statement and any amendment thereto, as of the Commencement Date, the Registration Statement, as of the Effective Date, each Expiration Date and each Exchange Date, and the Preliminary Prospectus and any amendments and supplements thereto, as of its date, the Commencement Date and each Exchange Date, comply, and will comply, in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act), (ii) the Prospectus (together with any supplement and amendment thereto), as of the date it is first filed in accordance with Rule 424(b) under the Act (if it is so filed) and each Exchange Date, will comply, in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act), (iii) the Pre-Effective Registration Statement and any amendment thereto as of the Commencement Date, and the Registration Statement, as of the Effective Date, each Expiration Date and each Exchange Date, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Preliminary Prospectus as of its date did not include any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus (together with any supplement or amendment thereto), as of the date it is first filed in accordance with Rule 424(b) (if required), each Expiration Date and each Exchange Date, will not include any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Pre-Effective Registration Statement or the Registration Statement, or included in or omitted from any Preliminary Prospectus or the Prospectus (or any supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Dealer Manager expressly for inclusion therein (the “Dealer Manager Information”), it being understood that the Dealer Manager Information in the Preliminary Prospectus shall include only the names and the contact information of the Dealer Managers in the Preliminary Prospectus and on the back cover of the Preliminary Prospectus.

(c)               Any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Exchange Offers (each, an “Issuer Free Writing Prospectus”) does not and will not conflict with the information contained in the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus; each Issuer Free Writing Prospectus, in each case as supplemented by and taken together with the Registration Statement or the Prospectus as of the date of the use of such Issuer Free Writing Prospectus, did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with the Dealer Manager Information.

(d)               The documents incorporated by reference in the Registration Statement and the Prospectus and the Schedule TO, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, in the case of documents incorporated by reference in the Registration Statement, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of documents incorporated by reference in the Prospectus, none of such documents included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(e)               No stop order suspending the effectiveness of the Registration Statement has been issued by the Commission.

(f)                Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(g)               The Company has not paid or agreed to pay to any person any compensation for (i) soliciting another person to purchase any of its securities pursuant to the Exchange Offers or (ii) soliciting tenders by holders of Warrants pursuant to the Exchange Offers (except as contemplated in this Agreement and the Exchange Offer Material).

(h)               The Company’s capital stock conforms in all material respects to the description thereof contained in the Preliminary Prospectus and Prospectus.

(i)                 Assuming the completion of the Exchange Offers as contemplated by the Exchange Offer Material, the Shares to be issued in exchange for the Warrants as contemplated by the Exchange Offer Material have been duly authorized for issuance and sale by the Company, and, when issued and delivered as contemplated therein, will be duly and validly issued, fully paid and nonassessable; neither the filing of the Registration Statement nor the issuance of the Shares as contemplated by the Exchange Offer Material will give rise to any preemptive or similar rights, other than those which have been waived or satisfied or those relating to the registration of the Shares.

(j)                 The Company has filed with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offers that are required to be filed with the Commission, in each case on the date of their first use.

(k)               The Company has complied in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder in connection with the Exchange Offers, the Exchange Offer Material and the transactions contemplated hereby and thereby.

(l)                 The Company has full corporate power and authority to take, and has duly taken, all necessary corporate action to authorize (i) the Exchange Offers and the other transactions contemplated by this Agreement or the Exchange Offer Material and (ii) the execution, delivery and performance of this Agreement and all related agreements by the Company, and this Agreement has been duly executed and delivered on behalf of the Company and, assuming due authorization, execution and delivery of this Agreement by each of you, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforceability hereof may be limited by (x) bankruptcy, insolvency, reorganization, moratorium and other laws now or hereafter in effect relating to creditors’ rights generally and (y) general principles of equity.

(m)             The financial statements of the Company, the Vine Entities, Chief, the Radler Sellers, the Tug Hill Sellers and their respective subsidiaries, and the related notes thereto, in each case, included or incorporated by reference in each of the Preliminary Prospectus and the Prospectus present fairly in all material respects the financial position of the Company, the Vine Entities, Chief, the Radler Sellers, the Tug Hill Sellers and their respective subsidiaries, as applicable, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified (or, in the case of the Radler Sellers and the Tug Hill Sellers, the statements of revenues and direct operating expenses associated with the Radler Properties and the Tug Hill Properties, as applicable, for the periods specified); such financial statements have been prepared in all material respects in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby; the other financial information relating to the Company, the Vine Entities, Chief, the Radler Sellers, the Tug Hill Sellers and their respective subsidiaries, in each case, included in each of the Preliminary Prospectus and the Prospectus has been derived from the accounting records of the Company, the Vine Entities, Chief, the Radler Sellers, the Tug Hill Sellers and their respective subsidiaries, respectively, and presents fairly in all material respects the information shown thereby; and the pro forma financial information and the related notes thereto included in each of the Preliminary Prospectus and the Prospectus has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Preliminary Prospectus and the Prospectus. All disclosures contained in the Preliminary Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable.

(n)               The financial statements of the Company, the Vine Entities, Chief, the Radler Sellers, the Tug Hill Sellers and their respective subsidiaries, and the related notes thereto, in each case, included or incorporated by reference in each of the Preliminary Prospectus and the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Act (“Regulation S-X”) and the Exchange Act and present fairly in all material respects the financial position, results of operations, cash flows and revenues and direct operating expenses, as applicable, of the entities and assets, as applicable, purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods involved. Any summary or selected financial information set forth in the Pre-Effective Registration Statement, Registration Statement, the Preliminary Prospectus and the Prospectus is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited financial statements from which it has been derived. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(o)               Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Preliminary Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus, there has not been any change in the capital stock, partnership interests, membership interests or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity (or partners’ interests or members’ interests) or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Registration Statement, the Preliminary Prospectus and the Prospectus;

(p)               Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, each of the Company and its subsidiaries has (i) good and defensible title to its oil and gas properties, (ii) good and marketable title to all other real property owned by it to the extent necessary to carry on its business, (iii) good and marketable title to all personal property owned by it, and (iv) good and defensible title to the easements, leases and subleases material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects that materially affect the value of the properties of the Company and its subsidiaries, considered as one enterprise, and do not interfere in any material respect with the use made and proposed to be made of such properties, by the Company and its subsidiaries, considered as one enterprise.

(q)               The Company and each of its subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of its respective jurisdiction of incorporation or formation, with power and authority (corporate, limited partnership, limited liability company and other) to own its properties and conduct its business as described in the Pre-Effective Registration Statement, Registration Statement, the Preliminary Prospectus and the Prospectus, and has been duly qualified as a foreign corporation, limited partnership or limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, properties or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (“Material Adverse Effect”).

(r)                The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock, partnership interests or membership interests, as applicable, of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances and defects.

(s)                None of the Company or any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the Exchange Offers.

(t)                 The Exchange Offers, the other transactions contemplated by this Agreement or the Exchange Offer Material and the execution, delivery and performance of this Agreement and all related agreements by the Company (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries is bound or to which any of the property or assets of the Company or its subsidiaries is subject, except, in the case of this clause (i), for such conflicts, breaches, defaults, liens, charges or encumbrances described in the Exchange Offer Material or as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, (ii) will not result in any violation of the provisions of the Certificate of Incorporation or Bylaws or equivalent organizational documents of the Company or its subsidiaries and (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement or any related agreement by the Company, the making or the consummation by the Company of the Exchange Offers or the consummation of the other transactions contemplated by this Agreement or the Exchange Offer Material, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the Exchange Offers.

(u)               Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or Bylaws or equivalent organizational document or (ii) in default (“Default”) in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of this clause (ii), for such Defaults as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(v)               The statements set forth in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus under the captions “Description of Capital Stock—Common Stock,” “Description of Capital Stock—Warrants,”, insofar as they purport to constitute a summary of the terms of the Shares and the Warrants, respectively, and “The Offer—Material U.S. Federal Income Tax Consequences,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

(w)             Except as otherwise disclosed in each of the Preliminary Prospectus and the Prospectus, there are no pending actions, suits, governmental or regulatory inquiries or investigations, or other proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, which are otherwise material in the context of the Exchange Offers; and no such actions, suits, inquiries, investigations or proceedings are, to the Company’s knowledge, threatened or contemplated.

(x)               The Company and its subsidiaries are not, and after giving effect to the Exchange Offers as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, will not be, an “investment company”, as such term is defined in Investment Company Act.

(y)               The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies in all material resects with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company’s internal control over financial reporting is reasonably effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(z)               Since the date of the latest audited financial statements included or incorporated by reference in each of the Preliminary Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(aa)            The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply in all material respects with the requirements of the Exchange Act; made known to the chief executive officer and chief financial officer of the Company by others within the Company or any subsidiary, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system.

(bb)           PricewaterhouseCoopers LLP, which has audited certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder. Deloitte & Touche LLP, which has audited certain financial statements of the Vine Entities, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder. Grant Thornton LLP, which has audited certain financial statements of Chief, is an independent public accountant as required by the Act and the rules and regulations of the Commission thereunder. Whitley Penn LLP, which has audited certain financial statements of the Radler Sellers and the Tug Hill Sellers, are independent auditors as required by the Act and the rules and regulations of the Commission thereunder.

(cc)            Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, employee, agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries, has taken any action, directly or indirectly, that would violate the Foreign Corrupt Practices Act of 1977.

(dd)           The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ee)            None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or other relevant sanctions authority and the Company will not directly or indirectly lend, contribute or otherwise make available any corporate funds to any subsidiary, joint venture partner or other person or entity currently subject to sanctions administered by OFAC.

(ff)              Except as disclosed in each of the Preliminary Prospectus and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any applicable and binding statute, rule, regulation, decision or order of any governmental agency or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, any of which violation, contamination, liability or claim would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and to the Company’s knowledge, there are no pending investigations which could reasonably be expected to result in such a claim.

(gg)           Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance, in all material respects, with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding any transactions effected pursuant to a statutory or administrative exemption and transactions which, individually or in the aggregate, would not have a Material Adverse Effect; and no such plan is subject to Title IV of ERISA or the funding rules of Section 412 of the Code or Section 302 of ERISA.

(hh)           Except as disclosed in each of the Preliminary Prospectus and the Prospectus, the proved reserves for crude oil and natural gas for each of the periods presented in each of the Preliminary Prospectus and the Prospectus were prepared in accordance with the Statement of Financial Accounting Standards No. 69 and Rule 4-10 of Regulation S-X.

(ii)              LaRoche Petroleum Consultants, Ltd. are independent petroleum engineers with respect to the Company and its subsidiaries. Netherland, Sewell & Associates, Inc. were independent petroleum engineers with respect to each of Chief, the Radler Sellers and the Tug Hill Sellers prior to the Chief Acquisition.

(jj)              There is and has been no failure on the part of the Company or any of the officers and directors of the Company, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations in connection therewith, including without limitation Section 402 related to loans and Sections 302 and 906 related to certifications.

(kk)           To the Company’s and its subsidiaries’ knowledge, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company’s and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) (i) are adequate for, and operate and perform in all material respects as required in connection with the operation of the businesses of the Company and its subsidiaries as currently conducted and as proposed to be conducted in each of the Preliminary Prospectus and the Prospectus, (ii) have not malfunctioned or failed and (iii) are free and clear of all bugs, errors, defects, Trojan horses, time bombs, back doors, drop dead devices, malware and other corruptants, including software or hardware components that are designed to interrupt use of, permit unauthorized access to or disable, damage or erase the IT Systems. The Company and its subsidiaries have implemented commercially reasonable controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their material IT Systems and data and information (including all personal, personally identifiable, sensitive, confidential or regulated data and information of their respective customers, employees, suppliers and vendors, any third-party data maintained, processed or stored by the Company and its subsidiaries and any such data processed or stored by third parties on behalf of the Company and its subsidiaries) (collectively, “Data”). Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor its subsidiaries have been notified of, and each of them have no knowledge of any event or condition that would reasonably be expected to result in, any security breach, violation, outage, destruction, loss, misappropriation, modification, misuse, unauthorized access, use, disclosure or other compromise to their IT Systems and Data (each, a “Breach”). The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data (collectively, the “Data Security Obligations”) and to the protection of such IT Systems and Data from a Breach, except as would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s knowledge, neither the Company nor any of its subsidiaries have received any notification of or complaint regarding, or is aware of any other facts that, individually or in the aggregate, that would reasonably indicate non-compliance with any Data Security Obligation and there is no action, suit, proceeding or claim by or before any court or governmental or regulatory agency, authority or body pending or, to the Company’s or its subsidiaries’ knowledge, threatened, alleging non-compliance with any Data Security Obligation.

(ll)              Each of the Company and its subsidiaries own, or have obtained valid and enforceable licenses for, or other adequate rights to use, or can acquire on reasonable terms, all inventions, patents, trademarks, tradenames, service marks, copyrights, trade secrets, know-how, social media identifiers and accounts, software, domain names and all other worldwide intellectual property and similar proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, the foregoing) (collectively, “Intellectual Property”) in connection with their respective businesses now operated by them, which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries have knowingly infringed, misappropriated, or otherwise violated any Intellectual Property Rights of others, nor have the Company nor its subsidiaries received any notice alleging any infringement, misappropriation or other violation of or conflict with any Intellectual Property rights of others, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. There is no pending, or to the Company’s or its subsidiaries’ knowledge, threatened, action, suit, proceeding or claim regarding the same.

(mm)      Except as otherwise disclosed in each of the Preliminary Prospectus and the Prospectus, the Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not, individually or in the aggregate, have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which, individually or in the aggregate, has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect.

(nn)           No labor dispute with the employees of the Company or any subsidiary thereof exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

(oo)           No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

4.             Representations, Warranties and Agreements of the Dealer Managers. Each Dealer Manager hereby represents, warrants and agrees, severally and not jointly, that:

(a)               Such Dealer Manager will not (i) cause to be disseminated to holders, dealers or the public any written material for or in connection with the Exchange Offers other than one or more of the Exchange Offer Material and any Issuer Free Writing Prospectus relating to the Exchange Offers in a form agreed between the Company and the Dealer Managers, or (ii) make any public oral communications relating to the Exchange Offers that have not been previously approved by the Company.

(b)               Such Dealer Manager’s acceptance of this Agreement has been duly authorized, executed and delivered by such Dealer Manager.

5.             Agreements. The Company agrees with the Dealer Managers that:

(a)               Prior to the termination of the Exchange Offers, the Company will not file any amendment to the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus (other than an amendment or supplement as a result of filings by the Company under the Exchange Act of documents incorporated by reference therein) unless the Company has furnished each Dealer Manager a copy of such proposed amendment or supplement, as applicable, for its review prior to filing and will not file any such proposed amendment or supplement to which any Dealer Manager reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective, or filing of the Preliminary Prospectus or the Prospectus is otherwise required under the Act or the Exchange Act and the rules and regulations of the Commission thereunder, the Company will cause the Preliminary Prospectus or the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) or in an amendment to the Registration Statement, whichever is applicable, within the time period prescribed. The Company will promptly advise the Dealer Managers (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Preliminary Prospectus or the Prospectus, and any supplement thereto or any document incorporated therein, shall have been filed (if required) with the Commission, (iii) when, prior to termination of the Exchange Offers, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus or for any additional information, (v) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or the initiation or threatening of any proceeding for any such purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction within the United States or the initiation or threatening of any proceeding for such purpose. In the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, the Company will use its reasonable best efforts to obtain its withdrawal. The Company agrees to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable and as much in advance of each Expiration Date as practicable.

(b)               The Company will furnish to the Dealer Managers and counsel for the Dealer Managers, without charge, conformed copies of the Registration Statement (including exhibits thereto) and as many copies of the Exchange Offer Material and the Prospectus in final form as the Dealer Managers may reasonably request.

(c)               The Company will comply with the Act and the Exchange Act and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Shares issued in the Exchange Offers, as contemplated by this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Exchange Offers is required to be delivered under the Act or the Exchange Act and the rules and regulations of the Commission thereunder, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act and the rules and regulations of the Commission thereunder, in connection with use or delivery of the Exchange Offer Material, the Company promptly will (i) notify each Dealer Manager of any such event, at which time the Dealer Managers shall be entitled to cease soliciting tenders until such time as the Company has complied with clause (iv) of this sentence, (ii) upon the request of the Dealer Managers, prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance, (iii) use its reasonable best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus, and (iv) supply any supplemented Exchange Offer Material to the Dealer Managers in such quantities as they may reasonably request.

(d)               The Company agrees to advise the Dealer Managers promptly of (i) any proposal by the Company to withdraw, rescind or modify the Exchange Offer Material or to withdraw, rescind or terminate the Exchange Offers or the exercise by the Company of any right not to exchange any of the Warrants pursuant to the Exchange Offers, (ii) its awareness of the issuance of a stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use by the Commission or any other regulatory authority, or the institution or threatening of any proceedings for that purpose (and will promptly furnish the Dealer Managers with a copy of any such order), (iii) its awareness of the occurrence of any development that could reasonably be expected to result in a Material Adverse Effect relating to or affecting the Exchange Offers and (iv) any other non-privileged information relating to the Exchange Offers, the Exchange Offer Material or this Agreement which the Dealer Managers may from time to time reasonably request.

(e)               To the extent it is permitted by law, the Company will inform the Dealer Managers of any material litigation or administrative action with respect to the Exchange Offers as soon as practicable after the Company becomes aware of it.

(f)                As soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its security holders (which may be satisfied by filing with EDGAR) an earnings statement or statements of the Company and the subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(g)               The Company will promptly take such action as the Dealer Managers may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Dealer Managers may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the Exchange Offers; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Company will promptly advise the Dealer Managers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(h)               Prior to the termination of each of the Exchange Offers, the Company will not, and will not permit any of its Affiliates to, resell any Shares that have been acquired by them.

(i)                 The Company will cause all Warrants accepted in the Exchange Offers to be cancelled.

(j)                 The Company will cooperate with the Dealer Managers to permit the Shares to be eligible for clearance and settlement through The Depository Trust Company.

(k)               The Company agrees to pay the costs and expenses relating to the transactions contemplated hereunder, including without limitation the following: (i) the preparation of this Agreement, the Prospectus, the issuance of the Shares and the fees of the information agent and exchange agent engaged by the Company; (ii) the preparation, printing or reproduction of the Exchange Offer Material and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Exchange Offer Material (and all amendments or supplements thereto) as may, in each case, be reasonably requested for use in connection with the Exchange Offers; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, if applicable, including any stamp or transfer taxes, if any, in connection with the original issuance of the Shares; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exchange Offers; (vi) advertising expenses in connection with the Exchange Offers, if any; (vii) any registration or qualification of the Shares for offer and sale under the blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Dealer Managers relating to such registration and qualification); (viii) transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective participants in the Exchange Offers; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company; (x) fees and expenses incurred in connection with listing the Shares issued in connection with the Exchange Offers on The Nasdaq Stock Market LLC; and (xi) all other costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the Exchange Offers. It is understood that, except as provided in this Section 5, Section 2 and Section 7 hereof, the Dealer Managers will pay all of their own costs, including any advertising expenses connected incurred by them.

(l)                 None of the Company, its Affiliates or any person acting on its or their behalf will take, directly or indirectly, any action that is designed to cause or result in, or which might reasonably be expected to cause or result in, under the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the Exchange Offers; provided that the Company shall not be responsible as to any action taken or to be taken by any Dealer Manager.

(m)             The Company shall arrange for D.F. King & Co., Inc. to serve as Information Agent and Equiniti Trust Company to serve as Depositary and authorizes the Dealer Managers to communicate with each of the Information Agent and the Depositary to facilitate the Exchange Offers.

(n)               The Company agrees not to exchange any Warrants during the period beginning on the Commencement Date and ending on the applicable Exchange Date except pursuant to and in accordance with the Exchange Offers or as otherwise agreed to in writing by the parties hereto and permitted under applicable laws and regulations.

(o)               The Company will comply in all material respects with the Act and the Exchange Act and the rules and regulations of the Commission thereunder, including Rule 13e-4 and Rule 14e-1 under the Exchange Act, in connection with the Exchange Offers, the Exchange Offer Material and the transactions contemplated hereby and thereby. The Company will file with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offers that are required to be filed with the Commission, in each case on the date of their first use.

6.             Conditions to the Obligations of the Dealer Managers. The obligations of the Dealer Managers under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein, in all material respects (except for such representations and warranties that are already qualified by materiality concepts, which representations and warranties shall be accurate in all respects), at the Commencement Date, the Effective Date and each Exchange Date, to the accuracy, in all material respects (except for such statements that are already qualified by materiality concepts, which statements shall be accurate in all respects), of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, in all material respects (except for such obligations that are already qualified by materiality concepts, which obligations shall be performed in all respects) and to the following additional conditions:

(a)               The Registration Statement shall have become effective on or prior to the applicable Expiration Date.

(b)               As of each Exchange Date, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission; and the Prospectus shall have been timely filed with the Commission under the Act; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Dealer Managers.

(c)               Latham & Watkins LLP shall have delivered to the Dealer Managers at each of (i) the Commencement Date and (ii) each Exchange Date its opinion in substantially the forms attached hereto as Exhibit A-1 and Exhibit A-2, respectively. In rendering such opinion, Latham & Watkins LLP may rely as to the incorporation of the Company and all other matters governed by Oklahoma law upon the opinion of Derrick & Briggs, L.L.P. Latham & Watkins LLP shall have delivered to the Dealer Managers at each Exchange Date its negative assurance letter in substantially the form attached hereto as Exhibit A-3.

(d)               Derrick & Briggs, L.L.P., counsel for the Company, shall have delivered to the Dealer Managers at each of (i) the Commencement Date and (ii) each Exchange Date its opinion letter in substantially the forms attached hereto as Exhibit B-1 and Exhibit B-2, respectively.

(e)               The Dealer Managers shall have received from Cravath, Swaine & Moore LLP, counsel for the Dealer Managers, at each Exchange Date, such opinion and such negative assurance letter addressed to the Dealer Managers in each case, with respect to the Exchange Offers as the Dealer Managers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to pass upon such matters. In rendering such opinion, Cravath, Swaine & Moore LLP may rely as to the incorporation of the Company and all other matters governed by Oklahoma law upon the opinion of Derrick & Briggs, L.L.P.

(f)                At each Exchange Date, the Company shall have furnished or caused to be furnished to the Dealer Managers a certificate of the Company, signed by the Chief Executive Officer, the President, any Vice President or any Secretary or Treasurer of the Company and a principal financial or accounting officer of the Company, dated as of each Exchange Date, in which such officers shall state that:

(i)                 the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for such representations and warranties that are already qualified by materiality concepts, which representations and warranties shall be true and correct in all respects), as of such Exchange Date;

(ii)              the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Exchange Date;

(iii)            no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and

(iv)             since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no Material Adverse Effect, except as set forth in or contemplated in the Prospectus as amended or supplemented.

(g)               As of the Commencement Date and at each Exchange Date, Dealer Managers shall have received a certificate signed by the chief financial officer of the Company, dated respectively as of the Commencement Date and as of each Exchange Date, with respect to financial and other information of the Company included or incorporated by reference in the Prospectus, dated the respective dates of delivery thereof, substantially in the form and substance set forth in Exhibit C hereto.

(h)               As of the Commencement Date and at each Exchange Date, the Company shall have requested and caused each of (i) PricewaterhouseCoopers LLP, the independent public accountants for the Company, (ii) Deloitte & Touche LLP, the independent public accountants for the Vine Entities prior to the Vine Acquisition, (iii) Grant Thornton LLP, the independent public accountants for Chief prior to Chief Acquisition, and (iv) Whitley Penn LLP, the independent public accountants for the Tug Hill Sellers and the Radler Sellers prior to the Chief Acquisition, to furnish to the Dealer Managers letters, dated respectively as of the Commencement Date and as of each Exchange Date, in form and substance reasonably satisfactory to the Dealer Managers, containing statements and information of the type customarily included in accountants’ “comfort letters” or bring-down comfort letters, as applicable, to the Dealer Managers with respect to the financial statements and certain financial information contained in each of the Registration Statement, the Preliminary Prospectus and the Prospectus, and confirming that they are independent accountants within the meaning of the Exchange Act and the applicable published rules and regulations thereunder with respect to the Company, Vine, Chief and the affiliates of Tug Hill, Inc., respectively; provided that the letter delivered on the Commencement Date and each Exchange Date shall use a “cut-off” date no more than three business days prior to the Commencement Date and the applicable Exchange Date, as applicable.

(i)                 As of the Commencement Date and at each Exchange Date, the Company shall have requested and caused each of (i) LaRoche Petroleum Consultants, Ltd. and (ii) Netherland, Sewell & Associates, Inc. to furnish to the Dealer Managers letters, dated respectively as of the Commencement Date and as of each Exchange Date, in form and substance reasonably satisfactory to the Dealer Managers, confirming that, as of the date of its reserve report, it was an independent reserve engineer for the Company and for Chief, the Radler Sellers and the Tug Hill Sellers, respectively, and that, as of the date of such letters, no information had come to its attention that could reasonably have been expected to cause it to withdraw its reserve report with respect to the estimated proved reserves for the Company and for Chief, the Radler Sellers and the Tug Hill Sellers, respectively, as of December 31, 2021.

(j)                 (i) Subsequent to the Commencement Date, there shall not have been any change specified in the letters referred to in Section 6(h) and Section 6(i), or (ii) subsequent to the Commencement Date or, if earlier, the dates as of which information is given in the Preliminary Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Dealer Managers, so material and adverse as to make it impractical or inadvisable to market or deliver the Shares or solicit tenders of Warrants as contemplated by the Preliminary Prospectus (exclusive of any amendment or supplement thereto).

(k)               Prior to the applicable Exchange Date, the Company shall have delivered to the Dealer Managers and their counsel such further information, certificates and documents as the Dealer Managers may reasonably request.

(l)                 Prior to the applicable Exchange Date, the applicable Shares shall have been approved for listing, subject to notice of issuance, on The Nasdaq Stock Market LLC.

If (i) any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or (ii) any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Managers and their counsel, this Agreement and all obligations of the Dealer Managers hereunder may be cancelled by the Dealer Managers at, or at any time prior to, the applicable Exchange Date. In such event, the Dealer Managers shall be entitled to publicly disclose the cancellation of its participation in the applicable Exchange Offer or Exchange Offers via press release, subject to prior notification of the Company. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

7.             Indemnification and Contribution.

(a)               The Company will indemnify and hold harmless each Dealer Manager against any losses, claims, damages or liabilities, joint or several, to which such Dealer Manager may become subject, under the Act, the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact included in the Preliminary Prospectus (or any amendment or supplement thereto), the Prospectus, any Issuer Free Writing Prospectus or any other Exchange Offer Material, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Company’s failure to make or consummate the Exchange Offers or the withdrawal, rescission, termination, amendment or extension of the Exchange Offers, any failure on the Company’s part to comply in any material respect with the terms and conditions contained in the Exchange Offer Material, (iv) any action or failure to act in connection with the Exchange Offers by the Company or its directors, officers, agents or employees or by an indemnified party at the request or with the consent of the Company, or (v) otherwise related to or arising out of the Dealer Managers’ engagement hereunder, except, in the case of clauses (iii), (iv) or (v) only, the Company shall not be liable to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage or liability (or action in respect thereof) resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Dealer Managers through their bad faith, gross negligence or willful misconduct; and will reimburse the Dealer Managers for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained or included, as applicable, in the Registration Statement, the Preliminary Prospectus or any amendment or supplement thereto, the Prospectus, any Issuer Free Writing Prospectus or any other Exchange Offer Material, in reliance upon and in conformity with the Dealer Manager Information.

(b)               Each Dealer Manager, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act and the rules and regulations of the Commission thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in the Preliminary Prospectus (or any amendment or supplement thereto), the Prospectus, any Issuer Free Writing Prospectus or any other Exchange Offer Material, each as prepared or approved by the Company, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was contained or included, as applicable, in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any other Exchange Offer Material in reliance upon and in conformity with the Dealer Manager Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)               Promptly after receipt by an indemnified party under Section 7(a) or Section 7(b), above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section except to the extent that it has been prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel (including local counsel) satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal expenses of other counsel, other than local counsel if not appointed by the indemnifying party, or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff that is not subject to further appeal, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)               If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) related to or arising out of the Exchange Offers in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Dealer Managers on the other from the actual or proposed transaction giving rise to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Dealer Managers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Dealer Managers on the other shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offers (whether or not consummated) bears to the fees actually received by the Dealer Managers pursuant to Section 2(a) hereof (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). For purposes of the preceding sentence, the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offers shall equal (i) if the Exchange Offers are consummated, the total market value of the applicable Shares (as of each Expiration Date) issued, and the cash consideration, if any, paid, in the Exchange Offers, or (ii) if the Exchange Offers are not consummated, the total market value (as of the date when the Exchange Offers are terminated or otherwise withdrawn by the Company) of the applicable Shares issuable, and the cash consideration, if any, payable, in the Exchange Offers, based on the maximum number of Warrants that could be exchanged in the Exchange Offers as described in the Preliminary Prospectus or Prospectus immediately before the termination or withdrawal of the Exchange Offers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Dealer Managers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Dealer Managers agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Dealer Manager shall be required to contribute any amount in excess of the amount of the compensation actually paid by the Company to such Dealer Manager in connection with its engagement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Dealer Managers in this Section 7(d) to contribute are several in proportion to their respective Dealer Manager obligations with respect to the Exchange Offers and not joint.

(e)               The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each Dealer Manager’s officers and directors and each person, if any, who controls any Dealer Manager within the meaning of the Act and the rules and regulations of the Commission thereunder; and the obligations of the Dealer Managers under this Section 7 shall be in addition to any liability which each respective Dealer Manager may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act and the rules and regulations of the Commission thereunder.

8.             Certain Acknowledgments.

The Company acknowledges and agrees that (i) you and your affiliates are engaged in a broad range of securities activities and may provide financing, advisory or other services to parties whose interests may conflict with those of the Company and (ii) you or such affiliates may, for your own account or the account of customers, purchase or sell, or hold a long or short position in, securities of the Company, including the Warrants and/or Common Stock and that you may or may not tender any such Warrants in any Exchange Offer.

In recognition of the foregoing, the Company agrees that no Dealer Manager is required to restrict its activities as a result of this engagement, and that each Dealer Manager may undertake any business activity without further consultation with or notification to the Company, subject to applicable law. Neither this Agreement, the receipt by any Dealer Manager of confidential information nor any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent or restrict any Dealer Manager from acting on behalf of other customers or for its own account. Furthermore, the Company agrees that neither any Dealer Manager nor any member or business of such Dealer Manager is under a duty to disclose to the Company any information whatsoever about or derived from those activities or to account for any revenue or profits obtained in connection with such activities. However, consistent with each Dealer Manager’s long-standing policy to hold in confidence the affairs of their customers, no Dealer Manager will use confidential information obtained from the Company except in connection with their services to, and their relationship with, the Company.

The Company acknowledges and agrees that each Dealer Manager is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Exchange Offers contemplated hereby (including in connection with determining the terms of the Exchange Offers) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Dealer Manager is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and no Dealer Manager shall have any responsibility or liability to the Company with respect thereto. Any review by any Dealer Manager of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Dealer Manager and shall not be on behalf of the Company.

9.             Termination; Representations, Acknowledgments and Indemnities to Survive.

(a)               Subject to Section 9(c) below, this Agreement may be terminated by the Company, at any time upon notice to the Dealer Managers, if (i) at any time prior to the applicable Exchange Date, the Exchange Offers are terminated or withdrawn by the Company for any reason, or (ii) the Dealer Managers do not comply in all material respects with any material covenant in Section 1.

(b)               Subject to Section 9(c) below, this Agreement may be terminated by the Dealer Managers, at any time upon notice to the Company, if (i) at any time prior to the applicable Exchange Date, the Exchange Offers are terminated or withdrawn by the Company for any reason, (ii) the Company does not comply in all material respects with any covenant specified in Section 1, (iii) the Company shall publish, send or otherwise distribute any amendment or supplement to the Exchange Offer Material to which any Dealer Manager shall reasonably object or which shall be reasonably disapproved by the counsel to the Dealer Managers or (iv) the Dealer Managers cancel this Agreement pursuant to Section 6.

(c)            The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Dealer Managers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Dealer Manager or any controlling person of any Dealer Manager, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Warrants. The provisions of Section 2, Section 5(k), Section 7 and this Section 9(c) hereof shall survive the termination or cancellation of this Agreement.

10.           Notices. All communications hereunder will be in writing (or by email) and effective only on receipt, and,

(a)           if sent to the Dealer Managers, will be mailed, delivered or telefaxed to:

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attention: General Counsel
Facsimile number: (646) 291-1469

Cowen and Company, LLC
599 Lexington Avenue
New York, New York 10022
Attention: Bradley Friedman
Email: Bradley.friedman@cowen.com

Intrepid Partners, LLC
1201 Louisiana Street, Suite 600
Houston, Texas 77002
Attention: Chief Operating Officer
Facsimile number: (281) 582-7298

with a copy to (which shall not constitute notice):

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, New York 10019
Attention: Stephen L. Burns and Matthew G. Jones

(b)          or, if sent to the Company, will be mailed or delivered to:

Chesapeake Energy Corporation
6100 North Western Avenue
Oklahoma City, Oklahoma 73118
Attention: Corporate Secretary
Facsimile number (405) 849-9225

with a copy to:

Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, Texas 77002
Attention: Kevin Richardson

11.           Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Dealer Managers, the Company and, to the extent provided in Section 7 and Section 9(c) hereof, the officers and directors of the Company and each person who controls the Company or any Dealer Manager, and their respective heirs, executors, administrators, personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No person receiving Shares in any Exchange Offer shall be deemed a successor or assign by reason merely of such purchase.

12.           Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof the application of which would result in the application of the laws of a different jurisdiction.

13.           Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

14.           WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

15.           Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth in Section 10 shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

16.           Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

17.           Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), each Dealer Manager is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow each Dealer Manager to properly identify its clients.

18.           Recognition of the U.S. Special Resolution Regimes.

(a)               In the event that any Dealer Manager that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Dealer Manager of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)               In the event that any Dealer Manager that is a Covered Entity or a BHC Act Affiliate of such Dealer Manager becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Dealer Manager are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 18, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” shall mean each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

19.           Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the U.S. Securities Act of 1933, as amended.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Agreement” shall mean this Dealer Manager Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law or executive order to close in The City of New York.

“Chief” shall mean Chief E&D Holdings, LP.

“Chief Acquisition” shall mean the Company’s acquisition of Chief and associated non-operated interests held by affiliates of the Radler Sellers and Tug Hill Sellers, which closed on March 9, 2022 with an effective date of January 1, 2022.

“Commencement Date” shall mean the date that the letters of transmittal are first distributed to the holders of the Warrants in connection with the Exchange Offers.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“EDGAR” shall mean the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Date” shall mean, with respect to each Exchange Offer, the date on which the Company issues Shares pursuant to such Exchange Offer.

“Exchange Offer Material” shall mean the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus, the accompanying letters of transmittal, the Schedule TO, the notice of guaranteed delivery, and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exchange Offers, each as prepared or approved by the Company.

“Expiration Date” shall mean 11:59 p.m., New York City time, in the evening of September 16, 2022, as may be extended, with respect to each Exchange Offer, by the Company in its sole discretion.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Pre-Effective Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Shares to be issued pursuant to the Exchange Offers under the Act, including exhibits thereto and any documents incorporated by reference therein, in the form in which it is initially filed with the Commission.

“Preliminary Prospectus” shall mean the preliminary prospectus that is used prior to the filing of the Prospectus, as amended or supplemented from time to time, including any documents incorporated in the Preliminary Prospectus by reference.

“Prospectus” shall mean the final prospectus included in the Registration Statement (including any documents incorporated in the Prospectus by reference), except that if the final prospectus furnished to the Dealer Managers for use in connection with the Exchange Offers differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the Act), the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Managers for such use.

“Radler Properties” shall mean those non-operated oil and gas properties acquired by the Company from the Radler Sellers in connection with the Chief Acquisition.

“Radler Sellers” shall mean Radler 2000 Limited Partnership.

“Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Shares to be issued pursuant to the Exchange Offers under the Act, including exhibits thereto and any documents incorporated by reference therein, as of the Effective Date, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) under the Act relating thereto after the effective date of such registration statement, shall also mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement.

“Schedule TO” shall mean the tender offer statement filed with the Commission on Schedule TO, including any documents incorporated by reference therein, with respect to the Exchange Offers, including any amendment or supplement thereto.

“Tug Hill Properties” shall mean those non-operated oil and gas properties acquired by the Company from the Tug Hill Sellers in connection with the Chief Acquisition.

“Tug Hill Sellers” shall mean Tug Hill Marcellus, LLC.

“U.S.” or the “United States” shall mean the United States of America.

“Vine” shall mean Vine Energy Inc.

“Vine Acquisition” shall mean the Company’s acquisition of Vine, which closed on November 1, 2021.

“Vine Entities” shall mean Vine, Vine Oil and Gas LP, Brix Oil & Gas LP and Harvest Royalties Holdings LP, collectively.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company and the Dealer Managers.

Very truly yours,

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Mohit Singh
Name: Mohit Singh
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Dealer Manager Agreement]

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CITIGROUP GLOBAL MARKETS INC.,
as Dealer Manager

By:	/s/ Christopher B. Miller
	Name:	Christopher B. Miller
	Title:	Managing Director

[Signature Page to Dealer Manager Agreement]

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

COWEN AND COMPANY, LLC,
as Dealer Manager

By:	/s/ Christopher Weekes
	Name:	Christopher Weekes
	Title:	Managing Director

[Signature Page to Dealer Manager Agreement]

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

INTREPID PARTNERS, LLC,
as Dealer Manager

By:	/s/ Christopher F. Winchenbaugh
	Name:	Christopher F. Winchenbaugh
	Title:	President, COO